                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Catalyst Semiconductor, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          CATALYST SEMICONDUCTOR, INC.
                              1250 BORREGAS AVENUE
                              SUNNYVALE, CA 94089

Dear Fellow Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Catalyst Semiconductor, Inc. ("Catalyst" or the "Company") which will be held on Thursday, August 23, 2001, at 10:00 a.m., local time, at the Company's principal executive offices in Sunnyvale, California.

     At the Annual Meeting, you will be asked to consider and vote upon the proposals set forth in the Notice of Annual Meeting accompanying this Letter. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

     After reading the Proxy Statement, please mark, date, sign and return, if possible by no later than August 20, 2001, the proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Catalyst Semiconductor, Inc. Annual Report on Form 10-K for the year ended April 30, 2001, is enclosed.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Radu M. Vanco
                                          Radu M. Vanco
                                          President, Chief Executive Officer
                                          and Chairman of the Board

Sunnyvale, California
July 25, 2001

                                   IMPORTANT

     PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                          CATALYST SEMICONDUCTOR, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 23, 2001
                            ------------------------

To The Stockholders of Catalyst Semiconductor, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Catalyst Semiconductor, Inc., a Delaware corporation (Catalyst), will be held on August 23, 2001 at 10:00 a.m., local time, at our principal executive offices located at 1250 Borregas Avenue, Sunnyvale, California 94089 for the following purposes:

     1. To elect two Class III Directors to serve for a three-year term expiring upon the Annual Meeting of Stockholders next following April 30, 2004 or until such directors' respective successors are duly elected and qualified.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending April 30, 2002.

     3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     The enclosed Proxy Statement (Proxy Statement) more fully describes the foregoing items and business to be conducted at the Annual Meeting.

     The Board of Directors has fixed the close of business on July 18, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof.

     After careful consideration, the Catalyst Board of Directors recommends a vote IN FAVOR OF each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return, as soon as possible, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify in writing the Secretary of the Catalyst at our principal executive offices, that you wish to vote in person and your proxy will not be voted. Our principal executive offices are located at 1250 Borregas Avenue, Sunnyvale, California 94089. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

                                       By Order of the Board of Directors

                                       Peter Cohn
                                       Secretary

Sunnyvale, California
July 25, 2001

                                   IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND IN ANY EVENT NO LATER THAN AUGUST 20, 2001 IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, WE WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

                          CATALYST SEMICONDUCTOR, INC.
                            ------------------------

          PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 23, 2001
                            ------------------------

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Catalyst Semiconductor, Inc. (Catalyst, we, us) for use at the Annual Meeting of Stockholders to be held on August 23, 2001 at 10:00 a.m., local time, or at any adjournment thereof (Annual Meeting) for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices located at 1250 Borregas Avenue, Sunnyvale, California 94089.

     We currently anticipate that definitive proxy materials will be released to our stockholders on or about July 25, 2001. No preliminary proxy materials have been or will be released to our stockholders.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on July 18, 2001 (Record Date) are entitled to notice of and to vote at the meeting. As of the close of business on July 18, 2001, there were 17,803,623 shares of our Common Stock outstanding and entitled to vote and approximately 164 stockholders of record, including one holder who is a nominee for an undetermined number of beneficial owners.

REVOCABILITY OF PROXIES

     You may revoke any proxy given pursuant to this solicitation at any time before its use by delivering a written notice of revocation or a duly executed proxy bearing a later date to the Secretary of Catalyst at our principal executive offices at 1250 Borregas Avenue, Sunnyvale, California 94089, or by attending the meeting and voting in person.

VOTING GENERALLY; SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of our directors.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

     The cost of soliciting proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by us. In order to assure that a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain of our officers, directors, regular employees and other representatives to solicit proxies by telephone, facsimile, telegraph, electronic means, or in person. These persons will receive no extra compensation for their services. We reserve the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (Votes Cast) with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, we intend to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

CATALYST INFORMATION

     Our principal executive offices are located at 1250 Borregas Avenue, Sunnyvale, California 94089. The telephone number of our principal offices is
(408) 542-1000.

                                   PROPOSAL 1

                      ELECTION OF TWO CLASS III DIRECTORS

NOMINEES

     Our Bylaws provide that the number of directors shall be established by the Board or our stockholders. Our Certificate of Incorporation provides that the directors shall be divided into three classes, with the classes serving for staggered, three year terms. Pursuant to our Bylaws, the Board has currently set the number of Directors at six, consisting of two Class I directors, two Class II directors and two Class III directors. The two Class III directors are to be elected at the Annual Meeting. These Class III directors will hold office until the Annual Meeting next following the fiscal year ending April 30, 2004 or until their successors have been duly elected and qualified. The terms of the Class I and Class II directors will expire at the Annual Meeting of Stockholders next following the fiscal year ending April 30, 2002 and April 30, 2003, respectively.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, each of whom is currently is a director. In the event that one of our nominees becomes unable or declines to serve as director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill such vacancy. We do not expect that the nominees listed below will be unable or will decline to serve as a director.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

     Set forth below are the names of, and certain information as of July 25, 2001 about, the nominees for and current Class III directors and the current Class II and Class I directors with unexpired terms.

                   NAME                     AGE               PRINCIPAL OCCUPATION
                   ----                     ---               --------------------
Nominees for and Current Class III Directors
Lionel M. Allan...........................  58     President and Chief Executive Officer of
                                                   Allan Advisors, Inc.
Roland Duchatelet.........................  54     Chairman of the Board, Elex NV; Chairman
                                                   of Melexis NV
Continuing Class II Directors
Cynthia M. Butitta........................  46     Principal, Altair Capital Associates
Glen G. Possley...........................  61     Managing General Partner, Glen-Ore
                                                   Associates
Continuing Class I Directors
Henry C. Montgomery.......................  65     Chairman of the Board of Montgomery
                                                   Financial Services Corporation
Radu M. Vanco.............................  51     President, Chief Executive Officer and
                                                   Chairman of the Board of Catalyst
                                                   Semiconductor, Inc.

     Except as indicated below, each director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any of our directors or executive officers.

     Lionel M. Allan has served as a director since August 1995. Mr. Allan is President and Chief Executive Officer of Allan Advisors, Inc., a legal consulting firm that he founded in 1992. Mr. Allan is also a director and past Chairman of the Board of KTEH Public Television Channel 54, in San Jose, California, a director of Accom, Inc., a digital video systems company. Mr. Allan is a past director of Global Motorsport Group, Inc. (formerly known as Custom Chrome, Inc.) and is also a director of several privately held corporations. Mr. Allan received an AB from the University of Michigan in 1965 and a JD from Stanford University in 1968.

     Roland M. Duchatelet has served as a director since September 1999. From September of 1989 to present, Mr. Duchatelet has served as Chairman of Elex NV, a holding company in Belgium which owns 5,500,000 shares of our Common Stock representing approximately 30.9% of our outstanding Common Stock. Additionally, Mr. Duchatelet serves as Chairman of the Board of Directors of Melexis NV, a position he has held since May of 1994 and is also a director of EPIQ NV.

     Cynthia M. Butitta has served as a director since June 2000. Ms. Butitta co-founded Altair Capital Associates, LLC, a provider of financial advisory services in November 1998 where she continues to serve as a principal and she founded Butitta Consulting Services LLC in September 1997. From December 1995 to September 1997, she served as the CFO and Vice President of Finance and Administration for Connetics, Inc., a biopharmaceutical company. She also served as the CFO of Telik, Inc. from August 1998 to May of 2001, and presently serves Telik as both its CFO and Chief Operating Officer. From June 1994 to December 1995, Ms. Butitta served as the CFO and Vice President of Finance and Administration at InSite Vision, Inc. Ms. Butitta holds a BS in Business and Accounting from Edgewood College in Madison, Wisconsin and a MBA from the University of Wisconsin, Madison.

     Dr. Glen G. Possley has served as a director since July 2000 and as our lead director since May 2001. He is currently a managing general partner at Glen-Ore Associates. From January 1998 through January 2000, Dr. Possley was a partner at International Technology Ventures and N-Able Group. From June 1994 to December 1997 Dr. Possley was President of SubMicron Technology, Inc., a semiconductor company. From April 1992 to May 1994 he was Senior Vice President of Manufacturing at Ramtron International, a semiconductor company. Dr. Possley is currently a director of Novellus Systems, Inc., a semiconductor company. He received a BS in Mathematics from Western University in 1963 and a PhD in Physical Chemistry from the University of Kentucky in 1969.

     Henry C. Montgomery has served as a director since July 2000. Mr. Montgomery previously served as a member of our Board of Directors from 1990 to 1995. Since 1980, Mr. Montgomery has been and continues to serve as the Chairman of the Board of Montgomery Financial Services Corporation, a management consulting and financial services firm, which has assisted companies in transition or that are financially troubled from time to time. From January 2000 to March 2001, Mr. Montgomery served as Executive Vice President, Finance and Administration and Chief Financial Officer of Indus International, Inc., a public company engaged in enterprise asset management systems. From May to September 1999 he served as interim Executive Vice President of Finance and Administration and currently serves on the board of directors at Spectrian Corporation, a public company engaged in making cellular base station power amplifiers and power transistors. From November 1996 through July 1997, Mr. Montgomery served as Executive Vice President of SyQuest Technology, Inc., a public company engaged in the development, manufacture and sale of computer hard drives. On November 17, 1998, SyQuest filed a petition under Chapter 11 of the U.S. Bankruptcy Code. From March 1995 to November 1996, Mr. Montgomery served as President and Chief Executive Officer of New Media Corporation, a privately-held company engaged in developing, manufacturing and selling PCMCIA cards for the computer industry. On October 14, 1998, New Media filed a petition under Chapter 11 of the U.S. Bankruptcy Code. Mr. Montgomery also serves as a director of Consolidated Freightways Corporation, a trucking company, and Swift Energy Company, an independent oil and gas company. He holds a BA in Economics from Miami University in Oxford, Ohio.

     Radu M. Vanco has served as President and Chief Executive Officer since March 1998, as the Chairman of our Board since February 2001 and as a director since November 1995. From October 1996 to March 1998 he served as Executive Vice President of Engineering, from October 1996 to December 1997 as Chief Operating Officer, and from November 1992 to October 1995 as Vice President, Engineering. Mr. Vanco holds an MS in Electrical Engineering from the Polytechnical Institute, Bucharest, Romania.

BOARD MEETINGS AND COMMITTEES

     Our Board of Directors held a total of six meetings during the period from May 1, 2000 to April 30, 2001 (Fiscal 2001) and also took action by unanimous written consent two times during this period. The Board of Directors has an Audit Committee, a Compensation Committee and a Non-Section 16 Option Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

     The Audit Committee currently consists of Ms. Butitta and Messrs. Montgomery and Possley. Pursuant to its written charter, the Audit Committee is charged with reviewing our annual audit and meeting with our independent auditors to review our internal controls and financial management practices. The Audit Committee held five meetings during the last fiscal year. The members of our Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as applicable and as may be modified or supplemented).

     The Compensation Committee currently consists of Messrs. Allan and Possley and Ms. Butitta. The Compensation Committee is responsible for reviewing and approving our compensation policies and the compensation paid to executive officers. The Compensation Committee held two meetings during the last fiscal year.

     In addition to serving on the Audit and Compensation Committees, effective May 2001, Dr. Possley, a non-employee director, was appointed to serve as the lead independent director of the Board. The responsibilities of the lead independent director include, among other things, assisting the Chairman of the Board with certain Board-related matters, and acting, as necessary, as the principal liaison between the independent directors and the Chairman of the Board.

     The Non-Section 16 Option Committee, which may make grants of up to 50,000 shares to persons who are not executive officers or directors, currently consists of our Chief Executive Officer. The Non-Section 16 Option Committee acted by written consent on four occasions during Fiscal 2001.

     No incumbent director attended fewer than 80% of the meetings of the Board of Directors and of the committees on which such director served and that were held during the period such individual was a director during Fiscal 2001.

COMPENSATION OF DIRECTORS

     During Fiscal 2001, our non-employee directors, currently consisting of Messrs. Allan, Duchatelet, Montgomery and Possley and Ms. Butitta, each received quarterly fees in an amount equal to $3,600 for each quarter in which they attended a Board meeting. During Fiscal 2002, each of our directors will receive director fees in the amount of $25,000 per year (with the exception of the lead independent director who will receive a fee of $50,000 per year), plus $2,500 per Board meeting attended and $1,000 for each committee meeting attended. In addition, directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings.

     Each of our non-employee directors is entitled to participate in our 1993 Director Stock Option Plan (Director Option Plan) by receiving automatic annual grants of our Common Stock. Ms. Butitta was granted options to purchase 30,000 shares on June 14, 2000 at an exercise price of $9.50 and Messrs. Montgomery and Possley were each granted options to purchase 30,000 shares on July 9, 2000 at an exercise price of $7.875. All options granted prior to May 1, 2000 under the Director Option Plan are subject to cumulative yearly vesting as to one-third of the total grant on each anniversary of the date of grant, and terminate five years from the date of grant unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Option Plan. Grants made subsequent to May 1, 2000 are subject to monthly vesting for a period of thirty-six months and terminate ten years from the date of grant unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Option Plan.

VOTE REQUIRED FOR ELECTION

     The affirmative vote of a majority of the Votes Cast is required for each nominee to be elected as Class III director. Votes withheld from a director will be counted for purposes of determining the presence or absence of a quorum but will not be counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum, but, under Delaware law, will have no other legal effect upon the election of a Class III director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CLASS III DIRECTOR NOMINEES SET FORTH HEREIN.

                                   PROPOSAL 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent auditors, to audit our financial statements for the year ending April 30, 2002, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives also are expected to be available to respond to appropriate questions from stockholders. The Board of Directors believes that reappointing PricewaterhouseCoopers LLP is in our best interest.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2002.

EXECUTIVE COMPENSATION

     The following table shows the compensation paid by us in Fiscal 2001, 2000 and 1999 to (i) our Chief Executive Officer and (ii) our four most highly compensated officers other than the Chief Executive Officer who served as executive officers at April 30, 2001 (collectively, Named Officers).

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION
                                                             ----------------------------------------------------
                                                                              AWARDS             PAYOUTS
                                                                OTHER       ----------   ------------------------
                                      ANNUAL COMPENSATION       ANNUAL      RESTRICTED   SECURITIES                  ALL OTHER
                             FISCAL   --------------------   COMPENSATION     STOCK      UNDERLYING       LTIP      COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)   BONUS($)       ($)        AWARDS($)    OPTIONS(#)    PAYOUTS($)      ($)(2)
---------------------------  ------   ---------   --------   ------------   ----------   ----------    ----------   ------------
Radu M. Vanco..............   2001    $344,500    $391,869         --            --        500,000          --         $8,676
  President, Chief            2000     337,500     422,500         --            --             --          --          8,688
  Executive Officer and       1999     265,000      60,000         --            --      1,413,166(1)       --          8,574
  Chairman of the Board
Gelu Voicu.................   2001     197,788     160,417         --            --        100,000          --          8,676
  Vice President of           2000     164,349     157,500         --            --             --          --          1,688
  Product Engineering and     1999     134,769      30,000         --            --        303,000(1)       --            174
  Manufacturing
Thomas E. Gay III..........   2001     149,536     133,058         --            --         75,000          --          8,651
  Vice President,             2000     130,000      97,500         --            --             --          --          5,888
  Finance and                 1999     106,375      25,000         --            --        260,000(1)       --            121
  Administration, and Chief
  Financial Officer
Irvin W. Kovalik...........   2001     156,923     148,779         --            --         75,000          --          9,192
  Vice President, Sales       2000     150,000     126,874         --            --             --          --          9,102
                              1999      80,000          --         --            --        250,000          --          5,188
Barry Wiley................   2001     150,000       8,885         --            --         50,000          --            792
  Vice President,             2000      90,196          --         --            --             --          --             --
  Programmable Analog         1999          --          --         --            --             --          --             --
  Business Unit

---------------
(1) Options listed for fiscal 1999 long-term compensation awards include the following number of options granted as a result of repricings (and consequent cancellation of previously granted options) on September 22, 1998 for each of the following named executive officers: Mr. Vanco, 413,166 shares; Mr. Voicu, 103,000 shares; and Mr. Gay, 60,000 shares. The repriced options retain the same vesting schedule as the options that were replaced but may be exercised for a period of ten years following the date of the repricing.

(2) Amounts included under "All Other Compensation" represent the dollar value of car allowances and term life insurance premiums paid by us for the benefit of such Named Officer for Fiscal 2001, 2000 and 1999 as follows: Mr. Vanco -- $276, $288 and $174 respectively for life insurance and $8,400, $8,400 and $8,400 respectively, for a car allowance; Mr. Voicu -- $276, $288 and $174 respectively for life insurance and $8,400, $1,400 and $0 respectively, for a car allowance; Mr. Gay -- $251, $288 and $121 respectively for life insurance and $8,400, $5,600 and $0 respectively, for a car allowance; Mr. Kovalik -- $792, $702 and $288 respectively for life insurance and $8,400, $8,400 and $4,900 respectively, for a car allowance; and Mr. Wiley -- $792, $0 and $0 respectively for life insurance.

EMPLOYEE BENEFIT PLANS

     Each current Named Officer is entitled to participate in our Stock Option Plan (Option Plan). The Option Plan provides for the grant of options, stock purchase rights, Stock Appreciation Rights (SARs) and long-term performance awards.

     The following table sets forth certain information with respect to stock options granted during Fiscal 2001 to the Named Officers. No SARs were granted in Fiscal 2001. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                          OPTION GRANTS IN FISCAL 2001

                                        INDIVIDUAL GRANTS
                             ----------------------------------------        POTENTIAL REALIZABLE VALUE AT
                             NUMBER OF     PERCENT OF                           ASSUMED ANNUAL RATES OF
                             SECURITIES   TOTAL OPTIONS                 STOCK PRICE APPRECIATION FOR OPTION TERM
                             UNDERLYING    GRANTED TO      EXERCISE     ----------------------------------------
                              OPTIONS     EMPLOYEES IN      OR BASE     EXPIRATION
           NAME              GRANTED(#)    FISCAL YEAR    PRICE($/SH)      DATE          5%($)         10%($)
           ----              ----------   -------------   -----------   -----------   -----------   ------------
Radu M. Vanco..............   250,000         15.5%         $7.250       5/18/2010     $(208,039)    $  742,336
                              250,000         15.5           5.375       2/15/2011       260,711      1,211,086
Gelu Voicu.................    25,000          1.6           7.250       5/18/2010       (20,804)        74,234
                               75,000          4.7           5.375       2/15/2011        78,213        363,326
Thomas E. Gay III..........    25,000          1.6           7.250       5/18/2010       (20,804)        74,234
                               50,000          3.1           5.375       2/15/2011        52,142        242,217
Irv Kovalik................    25,000          1.6           7.250       5/18/2010       (20,804)        74,234
                               50,000          3.1           5.375       2/15/2011        52,142        242,217
Barry Wiley................    50,000          3.1           5.375       2/15/2011        52,142        242,217

     The following table sets forth information with respect to options exercised in Fiscal 2001 by the Named Officers and the value of unexercised options at April 30, 2001.

  AGGREGATE OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                                UNDERLYING               VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                              SHARES                         APRIL 30, 2001(#)             APRIL 30, 2001(1)
                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME             EXERCISE(#)   RECEIVED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   -----------   -----------   -------------   -----------   -------------
Radu M. Vanco.............    347,500     $2,473,597      338,998        941,668      $1,293,277     $1,684,963
Gelu Voicu................     25,000        171,700      187,791        240,209         675,888        336,994
Thomas E. Gay III.........          0              0      133,124        196,876         507,868        369,582
Irv Kovalik...............    125,000        486,092       20,833        204,167          79,477        397,397
Barry Wiley...............     58,000        172,115       17,000        175,000          49,980        367,500

---------------
(1) Represents the market price at fiscal year end ($3.94) less the exercise price. For purposes of this calculation, the fiscal year end market price of the shares is deemed to be the closing sale price of our Common Stock as reported on the NASDAQ SmallCap market on April 27, 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following is a report of the Compensation Committee of our Board of Directors (Committee) describing the compensation philosophy and parameters applicable to our executive officers with respect to the compensation paid to such officers during Fiscal 2001. The actual compensation paid to the Named Officers during Fiscal 2001 is shown in the "Summary Compensation Table."

     The Committee is responsible for reviewing and approving our compensation policies and the actual compensation paid to our executive officers. At the end of Fiscal 2001, the Committee was comprised of three (3) of the non-employee directors, Messrs. Allan and Possley and Ms. Butitta.

     Compensation Philosophy. The general philosophy of our compensation program is to offer our Chief Executive Officer and other executive officers competitive compensation packages based upon both our performance as well as the individual's performance and contributions. Our compensation policies are intended to motivate and reward highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of our specific internal goals and to attract and retain executives whose abilities are critical to our long-term success and competitiveness. This is further subject to our financial condition and results of operations. Our compensation program is comprised of three main components, Base Salary, Bonus Plan and Stock Options.

     Base Salary. Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable companies, the skills and performance level of the individual executives and our the needs.

     Bonus Plan. Our officers are eligible for bonuses under the terms of individual bonus arrangements. When bonuses are given, they are based upon the individual's achievement of specific corporate goals as well as the individual's experience and contributions to our success.

     During Fiscal 2001, Messrs. Gay, Kovalik, Vanco, Voicu and Wiley received bonuses. No other current executive officer received a bonus during Fiscal 2001. See "Certain Relationships and Related Transactions."

     Stock Options. The Committee believes that stock options provide additional incentives to officers to work toward maximizing stockholder value. The Committee views stock options as one of the more important components of our long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants based upon performance and promotions, as well as additional grants to provide continuing motivation as earlier grants vest in full. Options granted by us to our executive officers and other employees have exercise prices equal to fair market value at the time of grant and, generally, vest over a four-year period.

     Severance Arrangements. See "Certain Relationships and Related Transactions" for a description of severance arrangements for certain executive officers.

     Compensation for the Chief Executive Officer. Mr. Vanco's base salary was established at a level which the Committee determined to be similar to the amounts paid by comparably sized companies. Effective May 1, 2000, Mr. Vanco's base annual salary was increased to $344,500.

     The Committee considers equity based compensation, in the form of stock options, to be an important component of a Chief Executive Officer's compensation. These grants are intended to motivate leadership for our long-term growth and profitability. Options to purchase 500,000 shares of stock were granted to Mr. Vanco in Fiscal 2001.

     Tax Deductibility of Executive Compensation. The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. This Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for any of the executive officers named in the Proxy Statement, unless compensation is performance-based. The Committee has studied the impact of Section 162(m) on our Option Plan.

                                          THE COMPENSATION COMMITTEE OF THE
                                          BOARD OF DIRECTORS

                                          Cynthia M. Butitta, Lionel M. Allan
                                          and Glen G. Possley

                                          THE BOARD OF DIRECTORS

                                          Lionel M. Allan, Cynthia M. Butitta,
                                          Roland Duchatelet, Henry C.
                                          Montgomery, Radu M. Vanco and Glen G.
                                          Possley

AUDIT COMMITTEE REPORT

     The Audit Committee acts pursuant to a written charter which was amended and restated effective May 23, 2001. The Audit Committee has reviewed and discussed the audited financial statements with management and it has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU sec. 380), as it may be modified or supplemented. The Audit Committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based upon the above materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K, for the last fiscal year for filing with the Commission.

                                          THE AUDIT COMMITTEE OF THE BOARD OF
                                          DIRECTORS

                                          Cynthia M. Butitta, Glen G. Possley,
                                          Henry C. Montgomery

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our Board of Directors. During Fiscal 2001, Messrs. Allan and Possley and Ms. Butitta served as the members of the Compensation Committee of the Board of Directors. Mr. Vanco participated in the Board's final approval of executive compensation matters.

PERFORMANCE GRAPH

     The following line graph compares the annual percentage change in the cumulative total stockholder return for our Common Stock with the S&P 500 Index and the S&P Electronics (Semiconductors) Index for the period commencing April 30, 1996 and ending on April 30, 2001. The graph assumes that $100 was invested on April 30, 1996, and that all dividends are reinvested. Historic stock price performance should not necessarily be considered indicative of future stock price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG CATALYST SEMICONDUCTOR, INC., THE S&P 500 INDEX
                 AND THE S&P ELECTRONICS (SEMICONDUCTORS) INDEX

                              [PERFORMANCE GRAPH]

                                          Cumulative Total Return
                       --------------------------------------------------------------
-------------------------------------------------------------------------------------
                       4/30/96    4/30/97    4/30/98    4/30/99    4/30/00    4/29/01
-------------------------------------------------------------------------------------
 Catalyst
  Semiconductor,
  Inc.                 $100.00    $ 25.00    $ 12.04    $  4.44    $112.96    $ 62.67
 S&P 500                100.00     125.13     176.52     215.04     236.82     206.10
 S&P Electronics
  (Semiconductors)      100.00     197.23     208.68     305.73     725.81     241.58
-------------------------------------------------------------------------------------

* $100 invested on 4/30/96 in stock or index-including reinvestment of dividends. Fiscal year ending April 30.

     Notwithstanding anything to the contrary set forth in any our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by us under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation, the Audit Committee Report and the Performance Graph are not to be incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which we may make under those statutes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to us regarding beneficial ownership of our common stock as of July 18, 2001 by:

     - each person known by us to beneficially own more than 5% of the outstanding common stock;

     - each of our executive officers listed on the Summary Compensation Table under "Executive Compensation";

     - each of our directors; and

     - all of our executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities. All shares of common stock subject to options exercisable within 60 days following July 18, 2001 are deemed to be outstanding and beneficially owned by the persons holding those options for the purpose of computing the number of shares beneficially owned and the percentage of ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated the address for each person listed as a director or officer is c/o Catalyst Semiconductor, Inc., 1250 Borregas Avenue, Sunnyvale, California. Unless otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Percentage of beneficial ownership prior to this offering is based on 17,803,623 common stock outstanding as of July 18, 2001.

                                                               SHARES BENEFICIALLY
                                                                      OWNED
                                                              ---------------------
                                                               NUMBER      PERCENT
            NAME AND ADDRESS OF BENEFICIAL OWNER              OF SHARES    OF TOTAL
            ------------------------------------              ---------    --------
Elex NV.....................................................  5,500,000      30.9%
  Transportstraat 1
  B 3980
  Tessenderlo, Belgium
Roland Duchatelet(1)(2).....................................  5,518,609      30.9
Radu M. Vanco(1)............................................    359,094       2.0
Gelu Voicu(1)...............................................    251,316       1.4
Thomas E. Gay III(1)........................................    194,790       1.1
Irvin W. Kovalik(1).........................................     38,539         *
Barry Wiley.................................................     33,666         *
Henry C. Montgomery.........................................     24,245         *
Lionel M. Allan(1)..........................................     24,195         *
Cynthia Butitta.............................................     15,278         *
Glen G. Possley.............................................     14,445         *
All current directors and executive officers as a group (10
  persons)(3)...............................................  6,474,177      34.6

---------------
 *  Percentage of shares beneficially owned is less than one percent of total.

(1) Includes shares issuable upon exercise of stock options as of July 18, 2001 or within 60 days thereafter as follows:

Radu M. Vanco...............................  275,181 shares at $0.1250
                                               83,332 shares at $7.2500
Lionel M. Allan.............................   13,917 shares at $0.1250
                                                2,500 shares at $0.4690
                                               2,501 shares at $0.90625
                                                1,111 shares at $4.0700
                                                1,666 shares at $4.1800
                                                2,500 shares at $8.3750
Cynthia Butitta.............................    1,111 shares at $4.0700
                                                1,666 shares at $4.1800
                                               12,501 shares at $9.5000
Glen G. Possley.............................    1,111 shares at $4.0700
                                                1,666 shares at $4.1800
                                               11,668 shares at $7.8750
Henry C. Montgomery.........................    1,111 shares at $4.0700
                                                1,666 shares at $4.1800
                                               11,668 shares at $7.8750
Gelu Voicu..................................  212,270 shares at $0.1250
                                               25,000 shares at $7.2500
Thomas E. Gay III...........................  158,125 shares at $0.1250
                                               16,665 shares at $7.2500
Irvin W. Kovalik............................   21,874 shares at $0.1250
                                               16,665 shares at $7.2500
Roland Duchatelet...........................   13,332 shares at $2.0000
                                                1,111 shares at $4.0700
                                                1,666 shares at $4.1800
                                                2,500 shares at $8.3750
Barry Wiley.................................   33,666 shares at $1.0000

(2) Includes 5,500,000 shares held by Elex NV of which Mr. Duchatelet is a controlling person.

(3) Includes 929,750 shares issuable upon exercise of stock options as of July 18, 2001 or within 60 days thereafter, held by Messrs. Vanco, Allan, Possley, Montgomery, Voicu, Gay, Kovalik, Duchatelet and Wiley and Ms. Butitta as described in Note 1 above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fourth quarter of fiscal 2000, we began taking delivery of wafers fabricated at X-fab Texas, Inc. (Xfab), a wholly owned subsidiary of Elex NV, a Belgian holding company that owns 30.9% of our outstanding shares. The wafers provided by Xfab supplement the same designs fabricated at Oki Semiconductor in Japan, our principal wafer fab since 1985. We believe that the cost of such wafers is no greater than comparable materials available from alternative foundry services. During the fiscal year ended April 30, 2001, our purchases from Xfab totaled $6,641,000. As of April 30, 2001, the total amount owed to Xfab was $169,000. Mr. Duchatelet is the Chairman and CEO and a major stockholder of Elex NV and has served as a member of our Board of Directors since 1999.

     In addition, we have an arrangement to obtain engineering services from Lxi Corporation, a California corporation (Lxi), a provider of engineering services. Lxi currently provides these services through Essex com SRL (Essex), its wholly owned Romanian subsidiary. As of April 30, 2001, Essex employed approximately 11 engineers to perform the services on our behalf. This number fluctuates from time to time, depending upon the needs of the project. The services relate to our key development projects including development, design, layout and test program development services. Messrs. Vanco, Voicu and Gay own approximately 91%, 3% and 1%, respectively, of Lxi. We believe the fees for such engineering services are provided on terms that are fair and no less favorable to us than those we would receive in an arms-length commercial transaction. During the fiscal year ended April 30, 2001 we recorded $759,000 of engineering fees to Essex and Lxi for engineering design services. As of April 30, 2001 the total amount owed to Essex and Lxi was $122,000. Messrs. Vanco, Voicu and Gay received no payments during the fiscal years ended April 30, 2001 and April 30, 2000. Mr. Gay continues to serve as a director of Lxi.

     We entered into agreements with Mr. Vanco in May 1998, Mr. Voicu in April 1998, Mr. Gay in June 1998, Mr. Kovalik in May 1999 and Mr. Wiley in September 1999, which entitle such officers to certain severance payments in the event of a termination as a result of a merger, sale or change in ownership of Catalyst (Change of Control) and certain other benefits upon any involuntary termination by us without cause (Involuntary Termination). Pursuant to the terms and conditions of said agreements, such individuals will receive the following benefits: (a) Mr. Vanco -- for termination as a result of a Change of Control he shall receive severance payments equal to 2, 1 1/2 and 1 times his annual salary if terminated within one, two or three or more years, respectively, following his agreement; for an Involuntary Termination he shall receive a severance payment equal to his annual salary; upon a Change of Control or his death or Involuntary Termination, all stock options shall be immediately vested and be exercisable for a period of three years following any such death or Involuntary Termination; and (b) each of Messrs. Gay, Kovalik, Voicu and Wiley for termination as a result of a Change of Control shall receive a severance payment equal to one-half his annual salary; for an Involuntary Termination each shall receive a severance payment equal to one-quarter of his annual salary; upon a Change of Control or his death or Involuntary Termination, all stock options shall be immediately vested and be exercisable for a period of one year following any such death or Involuntary Termination. For the purposes of determining the severance payments described above, salary is defined as the annual salary payable to an officer for the fiscal year in which such officer's termination occurs plus any guaranteed bonus. The agreements with Messrs. Voicu and Gay have recently expired and new agreements have not yet been executed. However, we do intend to enter into new severance agreements with each of Mr. Voicu and Gay on terms substantially similar to the terms of the expired agreements.

     Mr. Allan serves as a consultant to us through his consulting company, Allan Advisors, Inc., which received consulting fees of $8,333 per month throughout Fiscal 2001. Pursuant to an Extension of Consulting Agreement, entered into between us and Mr. Allan, effective as of June 7, 2001, we extended the term of the consulting agreement to August 14, 2003.

     Our Certificate of Incorporation limits the liability of directors to the maximum extent permitted by the Delaware General Corporation Law. Our Bylaws also provide that we will indemnify our directors, officers, employees and agents in such circumstances. In addition, we have entered into separate indemnification agreements with our officers and directors that may require us, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     The transactions described above were negotiated at arms length such that their terms are as favorable to us as we believe could have been obtained from an unaffiliated third party.

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange
Act) requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (SEC). Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such forms received by us, we believe that during the fiscal year ended April 30, 2001, all such reports were timely filed. Again based solely on our review of copies of such forms received by us, we believe that all filing requirements applicable to our officers, directors and ten percent stockholders have been complied with.

                           1934 EXCHANGE ACT REPORTS

     We hereby undertake to mail, without charge, to any of our stockholders upon written request, copies of reports we file with the Securities and Exchange Commission, including financial statements, schedules and exhibit lists contained therein. Requests should be sent to our Chief Financial Officer at our principal executive offices located at 1250 Borregas Avenue, Sunnyvale, California 94089. Such documents are also available on EDGAR at the website of the Securities and Exchange Commission at www.sec.gov.

              DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE
                        PRESENTED AT NEXT ANNUAL MEETING

     Proposals to be presented by our stockholders at our 2002 Annual Meeting must be received by us at our principal executive offices no later than April 21, 2002. Such proposals may be included in next year's proxy statement if they comply with the applicable rules and regulations promulgated by the United States Securities and Exchange Commission.

                            INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP served as our independent accountants for Fiscal 2001.

     Audit Fees. The aggregate fees billed for professional services rendered was $150,200 for the audit of Catalyst's annual financial statements for the year ended April 30, 2001 and the reviews of the financial statements included in Catalyst's Forms 10-Q for that fiscal year.

     Financial Information Systems Design and Implementation Fees. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by PricewaterhouseCoopers LLP for the year ended April 30, 2001.

     All Other Fees. Other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," the aggregate fees billed for services rendered by the Principal Accountant was $59,000 for the year ended April 30, 2001.

     The members of our Audit Committee took into consideration whether the provision of these services is compatible with maintaining the principal accountant's independence.

                                 OTHER MATTERS

     We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          FOR THE BOARD OF DIRECTORS

                                          Peter Cohn
                                          Secretary

Dated: July 25, 2001

                          CATALYST SEMICONDUCTOR, INC.

                               AMENDED & RESTATED
                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                              (AS OF MAY 23, 2001)


PURPOSE

     The purpose of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Catalyst Semiconductor, Inc. (the "Company"), to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with members of, or consultants to, the Committee. The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

CHARTER REVIEW

     The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

MEMBERSHIP

     The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD").

     Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

MEETINGS

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company (i) quarterly, prior to the Company's release of financial data relating to the results of operations for each of its fiscal quarters, (ii) upon the completion of the annual audit, and (iii) at such other times as it deems appropriate, to review the independent auditors' examination and management report.

KEY RESPONSIBILITIES

     The key responsibilities of the Audit Committee shall include:

     1. Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;

     2. Reviewing the plan for the audit and related services at least annually;

     3. Reviewing audit results and annual and interim financial statements and all filings required by the SEC;

     4. Ensuring the receipt of, and reviewing, a written statement from the Company's auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

     5. Reviewing and actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

     6. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

     7. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

     8. Overseeing the effectiveness of the internal audit function and reviewing the adequacy of internal accounting and financial controls;

     9. Overseeing the Company's compliance with the Foreign Corrupt Practices Act;

     10. Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities; and

     11. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets, and which also includes a review of the Company's significant accounting principles, policies and practices and the quality of the accounting principles adopted, as well as a review of the Company's financial reporting policies and practices.

     12. Reviewing management and independent auditor procedures and their execution established to prevent and uncover unlawful political contributions, bribes, unexplained and unaccounted for payments to intermediaries (foreign or US); ascertaining whether there are any unaccounted for or off-book transactions; and identifying whether there have been any payments made in violation of applicable laws and standards of business which are intended to influence employees of potential customers to purchase their products (commercial bribes, kickbacks, etc.).

     13. Reviewing annually the Company's policies, and compliance with policies relating to legal matters, conflicts of interest, etc.

     14. Reviewing annually with the independent auditors and/or internal auditors, if applicable, audits of employee benefit plans to determine that there are proper Company procedures to ensure compliance with all relevant laws and regulations.

     15.  Additionally, the Committee will

          -    Review annually the adequacy of the Company's insurance coverage;

          - Review the Company's policies regarding information technology and management information systems; and

          - Review the adequacy of protection of technology, including (i) physical security, (ii) the Company's patent and trademark program, and (iii) the Company's proprietary information.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

     Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders, and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

REPORTS

     The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

LIMITATIONS

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

                                      PROXY

                          CATALYST SEMICONDUCTOR, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 23, 2001

                       SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints Radu M. Vanco and Thomas E. Gay III, and each of them with full power of substitution, to represent the undersigned and to vote all shares of stock in CATALYST SEMICONDUCTOR, INC., a Delaware corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 1250 Borregas Avenue, Sunnyvale, California 94089 at 10:00 a.m., local time, and at any adjournment or postponement thereof (i) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated July 25, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 AND 2.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING. A vote FOR the following proposals is recommended by the Board of Directors.

1. To elect the following two persons as Class III                    2. To ratify the appointment of PriceWaterhouseCoopers LLP
directors to hold office for a three-year term and                       as independent accountants of the Company for the fiscal
until their successors are elected and qualified:                        year ending April 30, 2002.

Nominees: (01) Roland Duchatelet and (02) Lionel Allan                   [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

        [ ]  FOR        [ ]  WITHHELD                                 3. The proxies are also authorized to vote, in their
                                                                         discretion on such other business as may properly come
                                                                         before the meeting or any adjournment or postponement
                                                                         hereof.

[ ]  ---------------------------------------------
          For both nominees except as noted


[ ]  Mark here if you                                                 PLEASE SIGN HERE. Sign exactly as your name(s) appear on
     plan to attend the                                               your stock certificate. If shares of stock are held of record
     Annual Meeting.                                                  in the name of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all
[ ]  Mark here for                                                    of such persons should sign the Proxy. If shares of stock are
     address change and note below.                                   held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or
                                                                      Assistant Secretary. Executors or administrators or other
                                                                      fiduciaries who execute the Proxy for a deceased stockholder should give their full title. Please date the Proxy.




Signature:___________________________  Date:_____________________     Signature:____________________________  Date:_________________